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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                               -----------------------

                                       FORM 8-K
                               -----------------------


                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     October 1, 1997
                                                 ------------------------------



                                 LITHIA MOTORS, INC.
                (Exact name of registrant as specified in its charter)


               Oregon                                          93-0572810
(State or other jurisdiction of incorporation               (I.R.S. Employer
         or organization)                                  Identification No.)

     360 E. Jackson Street, Medford, Oregon                       97501
    (Address of principal executive offices)                    (Zip Code)

         Registrant's telephone number, including area code:  (541) 776-6899


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                                 LITHIA MOTORS, INC.
                                       FORM 8-K
                                        INDEX


Item     Description                                            Page
----     -----------                                            ----

Item 2.  Acquisition or Disposition of Assets                     2

Item 7.  Financial Statements and Exhibits                        3

         Signatures                                               4


                                          1
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a)
    DICK DONNELLY ACQUISITION
    On October 1, 1997, Lithia Motors, Inc. (the "Company"), acquired the inventories, operating assets and intangible assets of Dick Donnelly Automotive Enterprises, Inc., a Delaware corporation, dba Dick Donnelly Lincoln, Mercury, Audi, Suzuki, Isuzu, ("Dick Donnelly"), located in Reno, Nevada, pursuant to an Agreement for Purchase and Sale of Business Assets
    (the "Agreement") dated July 8, 1997.   Pursuant to the Agreement, the
    total purchase price was $12.8 million, consisting of $6.0 million in cash from the Company's existing cash balances, $0.6 million in notes to Dick Donnelly and $6.2 million financed through the Company's flooring line of credit. The Company is leasing the land and facilities from Dick Donnelly.

    There was no previous relationship between the Company and Dick Donnelly, nor any of the Company's and Dick Donnelly's affiliates, officers or directors.

    BAKERSFIELD NISSAN-BMW ACQUISITION
    On October 3, 1997, the Company acquired the inventories, operating assets and intangible assets of Nissan-BMW, Inc., a California corporation, dba Bakersfield Nissan, Acura, BMW ("Bakersfield Nissan-BMW"), located in Bakersfield, California, pursuant to an Agreement for Purchase and Sale of Business Assets (the "Agreement") dated June 26, 1997. Pursuant to the Agreement, the total purchase price was $9.2 million, consisting of $4.3 million in cash from the Company's existing cash balances, $1.2 million in notes to Bakersfield Nissan-BMW and $3.7 million financed through the Company's flooring line of credit. The Company is leasing the land and facilities from Bakersfield Nissan-BMW.

    There was no previous relationship between the Company and Bakersfield Nissan-BMW, nor any of the Company's and Bakersfield Nissan-BMW's affiliates, officers or directors.

(b)
    DICK DONNELLY ACQUISITION
    The Company acquired vehicle and parts and supplies inventories, as well as other assets used in the business of vehicle sales, service and support. The Company intends to utilize the purchased assets in the same capacity.

    BAKERSFIELD NISSAN-BMW ACQUISITION
    The Company acquired vehicle and parts and supplies inventories, as well as other assets used in the business of vehicle sales, service and support. The Company intends to utilize the purchased assets in the same capacity.


                                          2
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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED

    Financial statements for Dick Donnelly are not presently available, and will be filed as soon as practicable, but not later than sixty days from the due date for the filing of this Form 8-K.

    Financial statements for Bakersfield Nissan-BMW are not required to be filed.

(b)  PRO FORMA FINANCIAL INFORMATION

    Pro forma financial information for Dick Donnelly is not presently available, and will be filed as soon as practicable, but not later than sixty days from the due date for the filing of this Form 8-K.

    Pro forma financial information for Bakersfield Nissan-BMW is not required to be filed.

(c)  EXHIBITS

    The exhibits filed as a part of this report are listed below and this list constitutes the exhibit index.

    2.1 Agreement for Purchase and Sale of Business Assets, by and between Dick Donnelly Automotive Enterprises, Inc., a Delaware corporation, dba Dick Donnelly Lincoln, Mercury, Audi, Suzuki, Isuzu, and the Company, dated July 8, 1997, previously filed as Exhibit 10.3 to the Company's Form 10-Q for the quarter ended June 30, 1997 as filed with the Securities and Exchange Commission on August 12, 1997, and is incorporated herein by reference.

    2.2 Agreement for Purchase and Sale of Business Assets, by and between Nissan-BMW, Inc., a California corporation, dba Bakersfield Nissan, Acura, BMW, and the Company, dated June 26, 1997, previously filed as
         Exhibit 10.2 to the Company's Form 10-Q for the quarter ended June 30, 1997 as filed with the Securities and Exchange Commission on August 12, 1997, and is incorporated herein by reference.


                                          3
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   October 13, 1997          LITHIA MOTORS, INC.


                                  By /s/ SIDNEY B. DEBOER
                                     --------------------
                                  Sidney B. DeBoer
                                  Chairman of the Board and
                                  Chief Executive Officer
                                  (Principal Executive Officer)


                                  By /s/ BRIAN R. NEILL
                                     ------------------
                                  Brian R. Neill
                                  Senior Vice President and
                                  Chief Financial Officer
                                  (Principal Financial and Accounting Officer)


                                          4